                             LETTER OF TRANSMITTAL

                            NUMATICS, INCORPORATED

                               OFFER TO EXCHANGE

              9 5/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
                      FOR ANY AND ALL OF THE OUTSTANDING
                   9 5/8% SENIOR SUBORDINATED NOTES DUE 2008


  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
          CITY TIME, ON           , 1998 UNLESS THE OFFER IS EXTENDED


                     U.S. BANK TRUST NATIONAL ASSOCIATION
                            (THE "EXCHANGE AGENT")

By Registered, Certified,           By Hand:             By First Class Mail:
            or


    Overnight Mail or        U.S. Bank Trust N.A.       U.S. Bank Trust N.A.
         Courier:            4th Floor Bond Drop           P.O. Box 64485
                                    Window

                                                      St. Paul, MN 55164-9549
   U.S. Bank Trust N.A.     180 East Fifth Street
Attn: Specialized Finance     St. Paul, MN 55101
         SPFT0414
  180 East Fifth Street
    St. Paul, MN 55101
                                 By facsimile:
                       (For Eligible Institutions Only):

                                 612-244-1537

  Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the ones listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  The undersigned hereby acknowledges receipt of the Prospectus dated        ,
1998 (the "Prospectus") of Numatics, Incorporated (the "Issuer") and this Letter of Transmittal, which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 5/8% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9 5/8% Senior Subordinated Notes due 2008 (the "Notes"), respectively. The term "Expiration Date" shall
mean 5:00 p.m., New York City time, on         , 1998, unless the Issuer, in
its reasonable judgment, extend the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

  List below the Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

                     DESCRIPTION OF NOTES TENDERED HEREBY
-------------------------------------------------------------------------------
NAME(S) AND
ADDRESS(ES)
    OF
REGISTERED
 OWNER(S)      CERTIFICATE   AGGREGATE PRINCIPAL
  (PLEASE    OF REGISTRATION AMOUNT REPRESENTED  PRINCIPAL AMOUNT
 FILL IN)       NUMBERS*          BY NOTES          TENDERED**
-------------------------------------------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------

                                   Total
-------------------------------------------------------------------------------
  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Notes. All tenders must be in integral multiples of $1,000.

  This Letter of Transmittal is to be used if (i) certificates representing Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer, ATOP" in the Prospectus or (iii) tender of the Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

  As used in this Letter of Transmittal, the term "Holder" with respect to the Exchange Offer means any person in whose name Notes are registered on the books of the Issuer or, with respect to interests in the Global Notes held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Notes must complete this letter in its entirety.

  Holders of Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the Book-Entry Transfer Facility Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal.

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

  Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

  Name of Registered Holder(s) _______________________________________________

  Name of Eligible Institution that Guaranteed Delivery ______________________

  ----------------------------------------------------------------------------
  If delivery by book-entry transfer:

    Account Number __________________________________________________________

    Transaction Code Number _________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name _______________________________________________________________________

  Address ____________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order, of, the Issuer all right, title and interest in and to such Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Issuer in connection with the Exchange Offer) to cause the Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Notes, and that when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

  The undersigned represents to the Issuer and each of the Guarantors (as defined in the Prospectus) that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If the undesigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (April 13, 1998), Morgan Stanley & Co., Inc. (June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Issuer or any Guarantor. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Issuer, the undersigned represents to the Issuer and the Guarantors that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

  The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that, except in the special situations described in the Prospectus, acceptance of any tendered Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer and the Guarantors of their obligations under the Registration Rights Agreement and the Issuer and the Guarantors shall have no further obligations or liabilities thereunder for the registration of the Notes or the Exchange Notes.

  The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Notes tendered hereby and, in such event, the Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Notes may be withdrawn at any time prior to the Expiration Date.

  Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Notes, and any Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

 SPECIAL REGISTRATION INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS


   To be completed ONLY if the               To be completed ONLY if the
 Exchange Notes are to be issued           Exchange Notes are to be sent to
 in the name of someone other than         someone other than the
 the undersigned.                          undersigned, or to the
 Name: ____________________________        undersigned at an address other
 Address: _________________________        than that shown under
                                           "Description of Notes Tendered
                                           Hereby."

 Book-Entry Transfer Facility
 Account:                                  Name: ____________________________
 ----------------------------------        Address: _________________________

                                           ----------------------------------
 Employee Identification or Social         ----------------------------------
 Security Number:                                (Please print or type)
 ----------------------------------

       (Please print or type)



         REGISTERED HOLDER(S) OF NOTES OR DTC PARTICIPANT(S) SIGN HERE
               (In addition, complete Substitute Form W-9 below)
 X __________________________________________________________________________
 X __________________________________________________________________________
          (Signature(s) of Registered Holder(s) or DTC Participant(s))

   Must be signed by registered holder(s) or DTC participant(s) exactly as name(s) appear(s) on the Notes or on a security position listing as the owner of the Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type):
 Name and Capacity (full title): ____________________________________________
 Address (including zip code): ______________________________________________
 ____________________________________________________________________________
 Area Code and Telephone Number: ____________________________________________
 Taxpayer Identification or Social Security No.: ____________________________
 Dated:

                              SIGNATURE GUARANTEE
                        (IF REQUIRED--SEE INSTRUCTION 5)
 Authorized Signature: ______________________________________________________
                     (Signature of Representative of Signature Guarantor) Name and Title: ____________________________________________________________
 Name of Plan: ______________________________________________________________
 Area Code and Telephone Number: ____________________________________________
                                        (Please print or type)
 Dated:

                      PAYOR'S NAME: NUMATICS, INCORPORATED

             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

  PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE FOLLOWING SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

                                                   --------------------------
                                                     Social security number
 SUBSTITUTE             Part 1 -- PLEASE           OR _______________________
 FORM W-9               PROVIDE YOUR TIN IN         Employer identification
 DEPARTMENT OF THE      THE BOX AT RIGHT AND                 number
 TREASURY               CERTIFY BY SIGNING
                        AND DATING BELOW
                      ---------------------------------------------------------
 INTERNAL REVENUE       Part 2 -- Check the box if you are not subject to
 SERVICE                backup withholding under the provisions of Section
 PAYOR'S REQUEST        3406(A)(1)(C) of the Internal Revenue Code because
 FOR                    (1) you are exempt from backup withholding, (2) you
 TAXPAYER               have not been notified that you are subject to
 IDENTIFICATION         backup withholding as a result of failure to report
                        all interest or dividends or (3) the Internal
                        Revenue Service has notified you that you are no
                        longer subject to backup withholding. [_]
                        SIGNATURE __________________ DATE _____
                                                                    Part 3 --
 NUMBER ("TIN")                                                   Awaiting TIN
                                                                       [_]

                      ---------------------------------------------------------

                        Certification: Under penalties of
                        perjury, I certify that the information
                        provided on this form is true, correct
                        and complete.
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF SUBSTITUTE FORM W-9.


               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 SIGNATURE _____________________________________________________________DATE

                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

  All physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for exchange.

  Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

2. GUARANTEED DELIVERY PROCEDURES.

  Holders who wish to tender their Notes, but whose Notes are not immediately available and thus cannot deliver their Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

  (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

  (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Notes and the principal amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

  (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Notes in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at DTC) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

  Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. BENEFICIAL OWNER INSTRUCTIONS.

  Only a Holder of Notes (i.e., a person in whose name Notes are registered on the books of the registrar or, with respect to interests in the Global Notes held by DTC, a DTC participant listed in an official DTC proxy), or the legal representative or attorney-in-fact of a Holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate Holder of the Instructions to Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

4. PARTIAL TENDERS; WITHDRAWALS.

  If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Notes Tendered Hereby." A newly issued Note for the principal amount of Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

  Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Notes to be withdrawn (the "Depositor"), (ii) identify the Notes to be withdrawn (including the registration number(s) and principal amount of such Notes, or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Notes register the transfer of such Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Notes so withdrawn are validly retendered. Any Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes.

  If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

  Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

  If this Letter of Transmittal is signed by the registered Holder or Holders of Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Notes) listed and tendered hereby, no endorsements of the tendered Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Notes or bond power guaranteed by an Eligible Institution (except where the Notes are tendered for the account of an Eligible Institution).

  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

  Tendering Holders should indicate, in the applicable box, the name and address (or account at DTC) in which the Exchange Notes or substitute Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

  If no instructions are given, the Exchange Notes (and any Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Notes or deposited at such Holder's account at DTC.

7. TRANSFER TAXES.

  The Issuer will pay all transfer taxes, if any, applicable to the transfer and exchange of Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Notes to the Issuer, or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

  Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the Notes listed in this Letter of Transmittal.

8. WAIVER OF CONDITIONS.

  The Issuer reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9. MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

  Any Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Numatics, Incorporated, 1450 North Milford Road, Highland, Michigan 48357, telephone (248) 887-4111.

11. VALIDITY AND FORM.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Notes and withdrawal of tendered Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Notes not properly tendered or any Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify Holders of defects or irregularities with respect to tenders of Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Holder tendering Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder may be subject to backup withholding.

  Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9, should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a Holder, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) each Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN or Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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

                                 INSTRUCTIONS
                          TO REGISTERED HOLDER AND/OR
                     DTC PARTICIPANT FROM BENEFICIAL OWNER

                                      OF

                            NUMATICS, INCORPORATED

                   9 5/8 SENIOR SUBORDINATED NOTES DUE 2008

To Registered Holder and/or Participant in DTC.

  The undersigned hereby acknowledges receipt of the Prospectus, dated
  , 1998 (the "Prospectus") of Numatics, Incorporated (the "Issuer"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

  This will instruct you, the registered holder and/or DTC participant, as to action to be taken by you relating to the Exchange Offer with respect to the 9 5/8% Senior Subordinated Notes due 2008 (the "Notes") held by you for the account of the undersigned.

  The aggregate face amount of the Notes held by you for the account of the undersigned is (fill in amount):

    $          of the 9 5/8% Senior Subordinated Notes due 2008.

    With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

  [_] TO TENDER the following Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF NOTES TO BE TENDERED, IF ANY): $

  [_] NOT TO TENDER any Notes held by you for the account of the undersigned.

  If the undersigned instructs you to tender the Notes held by you for the account of the undersigned, it is understood that you are: (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (FILL IN THE NAME OF
THE STATE)        , (ii) the undersigned is acquiring the Exchange Notes in
the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not participate, and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Resale of Exchange Notes," and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Act, of the Issuer; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other actions as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Notes.

  [_] Check this box if the beneficial owner of the Notes is a broker-dealer and such broker-dealer acquired the Notes for its own account as a result of market-making activities or other trading activities.

                                   SIGN HERE
 Name of beneficial owner(s): _______________________________________________
 Signature(s): ______________________________________________________________
 Name (please print): _______________________________________________________
 Address: ___________________________________________________________________
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
 Telephone number: __________________________________________________________
 Taxpayer Identification or Social Security Number: _________________________
 Date: ______________________________________________________________________


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